UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2008

Broadwind Energy, Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-31313	88-0409160
(Commission File Number)	(IRS Employer
Identification No.)

47 East Chicago Avenue, Suite 332

Naperville, Illinois 60540

(Address of Principal Executive Offices and Zip Code)

(630) 637-0315

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On April 24, 2008, Broadwind Energy, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with Badger Transport, Inc. (“Badger”) and the shareholders of Badger (the “Sellers”) pursuant to which the Company agreed to purchase all of the outstanding shares of Badger. Badger is a Clintonville, Wisconsin-based logistics hauler of wind tower structures, turbine assemblies, monopiles and other related equipment and components.

The purchase price for the acquisition consists of cash and shares of Company common stock (“Common Stock”). The cash portion of the purchase price is approximately $5,811,000. The Common Stock portion of the purchase price is fixed at 581,959 shares, which was calculated based on a price per share of $10.31, which represents the average of the closing sale price for the 30 trading days immediately preceding the date of signing.  The purchase price is subject to a net working capital adjustment.  Completion of the acquisition is subject to customary closing conditions.

In connection with the acquisition of Badger, the Company will enter into an employment agreement with the President of Badger, Alan F. Johnson Jr., who will continue chief executive responsibilities for Badger as a subsidiary of the Company.

The Company will also enter into a registration rights agreement with the Sellers upon completion of the transaction providing certain limited piggyback registration rights with respect to resale of the shares issued to the Sellers under the Agreement.

The foregoing summary of the Badger acquisition does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01               Other Events

On April 28, 2008, the Company issued a press release announcing the entry into the definitive agreement to purchase all of the outstanding shares of Badger.  A copy of this press release is furnished as Exhibit 99.1.

Item 9.01		Financial Statements and Exhibits.

(d)		Exhibits:
2.1

Stock Purchase Agreement dated April 24, 2008 among Broadwind Energy, Inc., Badger Transport, Inc. and the shareholders of Badger Transport, Inc. Pursuant to Item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Stock Purchase Agreement as follows:

		Exhibit A	Form of Escrow Agreement
		Exhibit B	Form of Sellers’ Release
		Exhibit C	Form of Johnson Employment Agreement
		Exhibit D	Registration Rights Agreement

		Schedules	Sellers’ Disclosure Schedules
	99.1	Press Release dated April 28, 2008 announcing the entry into the definitive agreement to purchase all of the outstanding shares of Badger Transport, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2008

BROADWIND ENERGY, INC.

/s/ Steven A. Huntington
Steven A. Huntington
Chief Financial Officer

EXHIBIT INDEX

Broadwind Energy, Inc.

Form 8-K Current Report

Exhibit
Number	Description

2.1

Stock Purchase Agreement dated April 24, 2008 among Broadwind Energy, Inc., Badger Transport, Inc. and the shareholders of Badger Transport, Inc. Pursuant to Item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Stock Purchase Agreement as follows:

	Exhibit A	Form of Escrow Agreement
	Exhibit B	Form of Sellers’ Release
	Exhibit C	Form of Johnson Employment Agreement
	Exhibit D	Registration Rights Agreement

	Schedules	Sellers’ Disclosure Schedules
99.1	Press Release dated April 28, 2008 announcing the entry into the definitive agreement to purchase all of the outstanding shares of Badger Transport, Inc.